Capital Group Core Equity ETF
Investment portfolio
August 31, 2022
unaudited
Common stocks 93.91% Information technology 20.59%	Shares	Value (000)
Microsoft Corp.	73,219	$19,145
Broadcom, Inc.	23,512	11,735
Mastercard, Inc., Class A	14,862	4,821
Apple, Inc.	24,761	3,893
Visa, Inc., Class A	13,592	2,701
Accenture PLC, Class A	8,533	2,461
Automatic Data Processing, Inc.	10,067	2,460
ASML Holding NV	4,336	2,112
Taiwan Semiconductor Manufacturing Company, Ltd.	126,000	2,091
Applied Materials, Inc.	16,826	1,583
Global Payments, Inc.	10,605	1,317
Fidelity National Information Services, Inc.	13,557	1,239
Concentrix Corp.	9,460	1,190
GoDaddy, Inc., Class A1	14,899	1,130
ServiceNow, Inc.[1]	2,561	1,113
QUALCOMM, Inc.	7,677	1,015
FleetCor Technologies, Inc.[1]	4,762	1,012
Intel Corp.	22,655	723
Euronet Worldwide, Inc.[1]	7,459	661
		62,402
Industrials 13.66%
Raytheon Technologies Corp.	71,199	6,390
General Electric Co.	59,851	4,395
Carrier Global Corp.	78,605	3,075
Northrop Grumman Corp.	6,390	3,054
TFI International, Inc.	27,549	2,749
General Dynamics Corp.	10,787	2,470
Woodward, Inc.	23,344	2,173
Waste Connections, Inc.	15,601	2,171
Old Dominion Freight Line, Inc.	5,814	1,578
TransDigm Group, Inc.	2,384	1,431
Waste Management, Inc.	8,228	1,391
BWX Technologies, Inc.	26,471	1,380
Norfolk Southern Corp.	5,488	1,334
ITT, Inc.	17,031	1,235
United Rentals, Inc.[1]	4,091	1,195
Equifax, Inc.	5,587	1,055
Lockheed Martin Corp.	2,416	1,015
Air Lease Corp., Class A	25,713	935
Airbus SE, non-registered shares	9,453	930
United Airlines Holdings, Inc.[1]	23,815	834
Safran SA	5,904	605
		41,395
Capital Group Core Equity ETF — Page 1 of 6

unaudited
Common stocks (continued) Health care 13.13%	Shares	Value (000)
UnitedHealth Group, Inc.	21,498	$11,164
Abbott Laboratories	64,667	6,638
AbbVie, Inc.	30,412	4,089
Humana, Inc.	5,288	2,548
Novo Nordisk A/S, Class B	22,491	2,408
Elevance Health, Inc.	4,819	2,338
Danaher Corp.	7,184	1,939
AstraZeneca PLC	14,936	1,847
Thermo Fisher Scientific, Inc.	3,379	1,843
Bristol-Myers Squibb Company	19,377	1,306
PerkinElmer, Inc.	9,390	1,268
Pfizer, Inc.	22,757	1,029
Seagen, Inc.[1]	4,943	763
GSK PLC	38,925	624
		39,804
Communication services 10.51%
Alphabet, Inc., Class A1	70,437	7,623
Alphabet, Inc., Class C1	47,876	5,225
Meta Platforms, Inc., Class A1	36,915	6,014
Comcast Corp., Class A	137,418	4,973
Netflix, Inc.[1]	17,813	3,982
Charter Communications, Inc., Class A1	4,422	1,825
Electronic Arts, Inc.	12,081	1,533
Tencent Holdings, Ltd.	16,400	684
		31,859
Financials 8.72%
JPMorgan Chase & Co.	34,722	3,949
BlackRock, Inc.	4,048	2,698
Marsh & McLennan Companies, Inc.	14,433	2,329
PNC Financial Services Group, Inc.	14,155	2,236
Arthur J. Gallagher & Co.	12,232	2,221
Chubb, Ltd.	11,569	2,187
Nasdaq, Inc.	33,565	1,998
Aon PLC, Class A	5,010	1,399
B3 SA-Brasil, Bolsa, Balcao	549,307	1,251
Moody’s Corp.	4,304	1,225
Webster Financial Corp.	22,272	1,048
Signature Bank	5,940	1,036
Charles Schwab Corp.	14,289	1,014
State Street Corp.	14,345	980
American International Group, Inc.	16,741	866
		26,437
Consumer discretionary 8.71%
Amazon.com, Inc.[1]	73,696	9,342
General Motors Company	93,761	3,583
Hilton Worldwide Holdings, Inc.	14,198	1,808
Home Depot, Inc.	6,085	1,755
Dollar Tree Stores, Inc.[1]	12,687	1,721
Wyndham Hotels & Resorts, Inc.	25,263	1,651
Chipotle Mexican Grill, Inc.[1]	697	1,113
Royal Caribbean Cruises, Ltd.[1]	27,167	1,110
InterContinental Hotels Group PLC	19,313	1,053
Capital Group Core Equity ETF — Page 2 of 6

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Lear Corp.	7,280	$1,009
Dollar General Corp.	4,036	958
Rivian Automotive, Inc., Class A1	20,662	676
Kering SA	1,251	632
		26,411
Energy 5.46%
Canadian Natural Resources, Ltd. (CAD denominated)	66,128	3,625
Chevron Corp.	22,280	3,522
ConocoPhillips	32,115	3,515
EOG Resources, Inc.	17,520	2,125
Baker Hughes Co., Class A	68,774	1,737
Equitrans Midstream Corp.	110,352	1,023
TC Energy Corp.	20,654	995
		16,542
Consumer staples 4.89%
Philip Morris International, Inc.	66,333	6,334
British American Tobacco PLC	93,319	3,742
Keurig Dr Pepper, Inc.	50,202	1,914
General Mills, Inc.	14,632	1,124
Molson Coors Beverage Company, Class B, restricted voting shares	19,039	984
Anheuser-Busch InBev SA/NV	14,768	717
		14,815
Utilities 3.29%
PG&E Corp.[1]	224,211	2,765
Edison International	31,608	2,142
Constellation Energy Corp.	14,512	1,184
CenterPoint Energy, Inc.	36,599	1,154
Sempra Energy	6,817	1,125
AES Corp.	39,974	1,017
Enel SpA	122,750	579
		9,966
Real estate 2.62%
VICI Properties, Inc. REIT	140,597	4,638
Equinix, Inc. REIT	2,773	1,823
Crown Castle, Inc. REIT	8,590	1,468
		7,929
Materials 2.33%
Linde PLC	8,154	2,306
LyondellBasell Industries NV	18,598	1,544
Freeport-McMoRan, Inc.	32,306	956
Vale SA, ordinary nominative shares (ADR)	76,096	945
Albemarle Corp.	2,728	731
ATI, Inc.[1]	19,400	581
		7,063
Total common stocks (cost: $295,565,000)		284,623
Capital Group Core Equity ETF — Page 3 of 6

unaudited
Short-term securities 5.83% Money market investments 5.83%	Shares	Value (000)
Capital Group Central Cash Fund 2.26%[2,3]	176,791	$17,676
Total short-term securities (cost: $17,676,000)		17,676
Total investment securities 99.74% (cost: $313,241,000)		302,299
Other assets less liabilities 0.26%		776
Net assets 100.00%		$303,075
Investments in affiliates3

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 8/31/2022 (000)	Dividend income (000)
Short-term securities 5.83%
Money market investments 5.83%
Capital Group Central Cash Fund 2.26%[2]	$8,939	$16,479	$7,741	$(1)	$—[4]	$17,676	$67
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at August 31, 2022.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Core Equity ETF — Page 4 of 6

unaudited
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.
Capital Group Core Equity ETF — Page 5 of 6

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2022, all of the fund’s investments were classified as Level 1.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2022 Capital Group. All rights reserved.
ETGEFP1-301-1022O-S88438	Capital Group Core Equity ETF — Page 6 of 6